UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 4, 2020

SCULPTOR CAPITAL MANAGEMENT, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street,	New York,	New York	10019
(Address of Principal Executive Offices)			(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	SCU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Estimated Unaudited Net Returns
The estimated net return information presented below is being provided to investors in the Sculptor Master Fund, which is managed by subsidiaries of Sculptor Capital Management, Inc. (collectively with all of its subsidiaries, the “Company” or “Sculptor Capital”). The following information is not necessarily indicative of the Company’s anticipated financial results.

	April 2020 Net Return Estimate (1)(2)(4)	April 2020 Year-to-Date Net Return Estimate (2)(3)(4)
Sculptor Master Fund	+5.53%	-1.43%
______________________________________________
(1)Monthly net return is based on management’s estimates as of the date hereof for performance of the Sculptor Master Fund from April 1, 2020 to April 30, 2020. Such data may change upon completion of the Company’s month-end valuation procedures, and any changes could be material.
(2)Net return represents a composite of the average return of the feeder funds that comprise the Sculptor Master Fund. Net return is presented on a total return basis, net of all fees and expenses and includes the reinvestment of all dividends and other income. The performance calculation for the Sculptor Master Fund excludes realized and unrealized gains and losses attributable to currency hedging specific to certain investors investing in Sculptor Master Fund in currencies other than the U.S. Dollar.
(3)Year-to-date net returns are based on management’s estimates as of the date hereof for the performance of the referenced funds from January 1, 2020 to April 30, 2020. Such data may change upon completion of the Company’s month-end valuation procedures, and any changes could be material.
(4)The monthly net return and year-to-date net return estimates for the performance of the Sculptor Master Fund exclude the returns of investments that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or otherwise should be held until the resolution of a special event or circumstance (“Special Investments”). Special Investments in the Sculptor Master Fund are held by a small percentage of assets under management in the fund. Inclusive of these Special Investments in the Sculptor Master Fund, the monthly net return and year-to-date net return estimates for the performance of the Sculptor Master Fund are +5.37% and -1.85%, respectively. These net returns inclusive of Special Investments are presented on a total return basis, net of all fees and expenses (except incentive income on unrealized gains attributable to Special Investments that could reduce returns on such Special Investments at the time of realization) and includes the reinvestment of all dividends and other income.
Estimated Unaudited Assets Under Management
In addition, the Company is disclosing to investors in the investment funds that it manages that, as of May 1, 2020, the estimated unaudited amount of assets under management was approximately $34.0 billion, which reflects a net increase of approximately $0.5 billion since April 1, 2020. The Company’s estimate of assets under management is inclusive of performance for the month ended April 30, 2020 and capital flows from April 2, 2020 through May 1, 2020, and includes approximately $0.2 million of distributions and other reductions to investors in certain funds.
Assets under management includes assets attributable to the Company’s multi-strategy, opportunistic credit, real estate and equity funds, Institutional Credit Strategies products, and other alternative investment vehicles it manages. Management fees and incentive income earned on assets under management may vary depending on the asset class, commitment period, amount of capital committed by investors, and other factors related to a particular fund. Assets under management includes investments by the Company, its executive managing directors, employees and certain other related parties, and a portion of these affiliated assets under management are not charged management fees and are not subject to an incentive income calculation. Additionally, to the extent that a fund is an investor in another fund, the Company waives or rebates a corresponding portion of the management fees charged to the fund.
The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) pursuant to Item 8.01 of Form 8-K and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, (“Securities Act”) unless specifically identified therein as being incorporated therein by reference.
The Company files annual, quarterly and current reports, proxy statements and other information required by the Exchange Act with the U.S. Securities and Exchange Commission (“SEC”). The Company makes available free of charge on its website (www.sculptor.com) its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and any amendments to those filings as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The Company also uses its website to distribute information about the Company, and such information may be deemed material. Accordingly, investors should monitor the Company’s website, in addition to the Company’s press releases, SEC filings and public conference calls and webcast. The contents of the Company’s website are not, however, a part of this report.
Forward-Looking Statements
The information contained in this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that reflect the Company’s current views with respect to, among other things, future events, its operations and its financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.
Any forward-looking statements contained in this Current Report on Form 8-K are based upon historical information and on the Company’s current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved.
The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions, including the impact of public health crises such as the COVID-19 pandemic; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy; the outcome of third-party litigation involving the Company; the consequences of the Foreign Corrupt Practices Act settlements with the SEC and the U.S. Department of Justice and any claims arising therefrom; conditions impacting the alternative asset management industry; the Company’s ability to retain existing investor capital; the Company’s ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company’s ability to retain its active executive managing directors, managing directors and other investment professionals; the Company’s successful formulation and execution of its business and growth strategies; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business; and assumptions relating to the Company’s operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.
If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2019, dated February 25, 2020, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The Company does not undertake to update any forward-looking statement, because of new information, future developments or otherwise.
This Current Report on Form 8-K does not constitute an offer of any Sculptor Capital fund.

Item 9.01. Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCULPTOR CAPITAL MANAGEMENT, INC.
(Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and Executive Managing Director
Date: May 4, 2020